Annual Report

California Tax-Free Funds

February 28, 2001

T. Rowe Price

Report Highlights
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California Tax-Free Funds

o Aided by a slowing economy, benign inflation, and favorable supply-and-demand factors, municipal bonds posted excellent returns over the last year.

o The California Tax-Free Money Fund's returns for the 6- and 12-month periods ended February 28, 2001, were in line with the Lipper peer group average.

o The California Tax-Free Bond Fund's performance exceeded its Lipper benchmark for the six-month period but lagged slightly for the year.

o The yields offered by tax-exempt securities remain extremely attractive compared with Treasury yields, and we are constructive in our outlook for the California market.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

     Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and a slowing economy, which surfaced toward the end of last year. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. Reflecting the favorable environment and our strategy, the California Tax-Free Bond Fund provided excellent absolute returns, while the California Tax-Free Money Fund performed in line with its peers.


MARKET ENVIRONMENT

California Yield Index
--------------------------------------------------------------------------------

                  California                         California
                  Bond Index                         Money Index

2/29/00           6.13                               2.90
                  5.88                               3.30
                  5.98                               5.15
05/2000           6.01                               3.70
                  5.80                               4.45
                  5.70                               4.15
08/2000           5.50                               3.60
                  5.58                               4.30
                  5.53                               4.05
11/2000           5.49                               3.80
                  5.21                               4.05
                  5.21                               3.15
2/28/01           5.28                               1.95


     The economy turned 180 degrees over the past 12 months. At the beginning of 2000, economic growth was racing along at a 6% annual rate. In an effort to keep the booming economy and stock market from igniting inflation, the Federal Open Market Committee raised the federal funds rate a total of six times between June 1999 and May 2000 to 6.50%. The fixed-income markets were encouraged by the Fed's efforts to slow the pace of growth with tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove intermediate- and long-term bond prices higher and yields lower in anticipation of a soft economic landing. As a consequence, the Treasury yield curve remained inverted through much of last year as short-term interest rates were higher than longer-term rates.

     During the past six months, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy's annual growth rate slowed to about 1% as the manufacturing sector cut production to reduce inventory growth. As the pace of hiring slowed and the unemployment rate began to rise, consumer confidence fell sharply. The Fed became concerned enough about the abruptly weakening economy that it reversed course in early 2001 and lowered the federal funds rate a full percentage point to 5.50%. Both the municipal and Treasury yield curves steepened as short-term rates moved lower in concert with Fed actions. California bond yields followed the national trend lower during the 12 months ended February 28, 2001, as shown in the chart on page 1, while California money market yields moved erratically for most of the period before tumbling in recent months.

     California's economy continued to outperform the national economy, spurred by both the high technology services and construction sectors. Year-over-year nonfarm employment grew by 3.8% last year versus a national rate of 2.0%, and the state's unemployment rate hit a 30-year low of 4.5%. In the first three calendar quarters of 2000, personal income grew by an impressive 20% and state taxable sales increased by 12% over the same period in 1999.

     The state's financial condition strengthened during the fiscal year ended June 30, 2000, driven by surging personal income tax and sales tax receipts, which led to across-the-board rating upgrades during 2000. (California's general obligation debt is currently rated Aa2 by Moody's and AA by S&P and Fitch.) Revenues for the first quarter of fiscal year 2001 were stronger than expected, leading Governor Gray Davis to reduce the state sales tax rate by 0.25% as of January 1, 2001. (According to a 1991 law, whenever the budget reserve exceeds 4% of general fund revenues, the sales tax rate can be cut by 0.25%; if the reserve falls below 4%, it can be raised by 0.25%.) Based on healthy fiscal year 2001 revenue estimates released in January, the budget reserve was projected to reach $5.85 billion as of June 30, 2001. The 2002 budget was adopted shortly thereafter, earmarking these new resources for one-time expenditures. However, current surpluses in the general fund are now being used to address California's electricity crisis.


Prospectus Update
--------------------------------------------------------------------------------

Supplement to prospectus dated July 1, 2000

Effective March 1, 2001, the Portfolio Management paragraph on page 21 of the funds' prospectus was replaced with the following:


Money Fund Joseph K. Lynagh, Chairman, M. Helena Condez, T. Dylan Jones, Linda
A. Brisson, and Mary J. Miller. Mr. Lynagh has been chairman of the fund's committee since 2000. He joined T. Rowe Price in 1991 and has worked within the Municipal Department since 1994.

     Electricity shortages resulted in rolling blackouts in mid-January, prompting Governor Davis to declare a state of emergency on January 17. The two largest corporate utilities in the state-Southern California Edison and Pacific Gas and Electric-have defaulted on debt because their costs for buying electricity exceeded the rates they were allowed to charge their customers by a combined $13 billion. As a result, their credit ratings were downgraded to below investment grade. We have no exposure to either company, but we are closely monitoring the state's response to this crisis.

     To reimburse the general fund, the State Department of Water Resources is expected to issue revenue bonds for up to $10 billion. The proceeds will be used to buy power under contracts for three to 10 years, which will minimize power purchases in the volatile spot market. Additional proposals include allowing the state to buy the transmission grids of the utilities and creating a new State Power Authority to buy or build additional electric generating capacity. Ultimate resolution of California's electricity crisis requires the creation of additional generating capacity, which will take several years.


CALIFORNIA TAX-FREE MONEY FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 2/28/01                                6 Months          12 Months
--------------------------------------------------------------------------------

California Tax-Free Money Fund                       1.45%             3.08%

Lipper California Tax-Exempt
Money Market Funds Average                           1.46              3.08

     Your fund returned 1.45% and 3.08%, respectively, for the 6- and 12-month periods ended February 28, 2001. As shown in the table, these results were in line with the Lipper California Tax-Exempt Money Market Funds Average. Dividends per share over the past year rose to $0.030 from $0.029 for the 12 months ended August 31, 2000.

     The reversal in the Federal Reserve's monetary policy, combined with increased demand for municipal securities, drove tax-exempt yields sharply lower. For example, the yield of a typical one-year municipal security-which had averaged 4.35% during the first 10 months of the fiscal year-plunged to 3.30% by the end of February. Yields on other money market instruments fell by similar amounts.

     Demand in the California money market remained strong over the last six months, but supply decreased substantially because the state decided not to issue short-term notes and because the two troubled utilities withdrew from the money market. These forces kept overnight and seven-day California yields about 80 to 130 basis points below the national averages. (One hundred basis points equal one percentage point.) Likewise, one-year yields averaged about 30 basis points below the national averages.

     Because yields of longer maturities were more attractive, we shifted assets into longer-term securities. As a result, the fund's weighted average maturity increased to 47 days as of February 28 versus 35 days for the Lipper benchmark. We expect the supply and demand forces within the California market to remain in place and therefore expect to maintain a similar maturity posture.


CALIFORNIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 2/28/01                      6 Months            12 Months

     California Tax-Free Bond Fund                  4.82%               12.55%

     Lipper California Municipal
     Debt Funds Average                             4.35                12.72

     As shown in the table, your fund turned in very strong returns for the past six months and year, outpacing the peer group for the latter half of the fund's fiscal year but lagging slightly for the 12-month period. In the last six months, the fund's income was $0.26 per share and its net asset value (NAV) rose $0.24, from $10.58 to $10.82. For the 12-month period, the fund's income was $0.53 per share and its NAV climbed $0.71.

     When interest rates decline, we tend to hold onto bonds purchased when rates were higher to maintain an attractive dividend yield. This strategy worked in the last 12 months. The fund's 30-day dividend yield per share slipped from 5.14% to 4.81% over the past year, but long-term market rates fell even more. Despite falling rates, municipal bond yields remain attractive versus taxable-bond yields. For investors in the 36% federal tax bracket, the fund's 4.81% yield at the end of February was equivalent to a taxable yield of about 7.52%.

     Our objective during the last six months was to remain focused on long-term bonds and to keep the portfolio's duration fairly steady-around 8.0 years-to benefit from falling long-term interest rates. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations. A fund with an eight-year duration would rise about 8% in price in response to a one-percentage-point fall in interest rates and vice versa.) This strategy was successful, as the appreciation of our holdings helped the fund outperform its Lipper benchmark in the latter half of the fund's fiscal year.

     In January, we became a little more cautious. Municipal bond issuance tends to increase in the first quarter of the calendar year (and, in fact, was very strong in California in the last two months), which can hurt prices. In addition, the financial problems of Southern California Edison and Pacific Gas and Electric became more intense. As the state's role in the electricity crisis grew, we felt it was prudent to reduce exposure to state-issued general obligations and increase our weightings in water and sewer, housing finance, and lease revenue bonds. Also, we modestly increased our cash reserves.

     Over the last 12 months, our underweighting in poorly performing lower-rated and hospital revenue bonds helped the fund's relative performance. Now that their yields have risen significantly in relation to high-quality bonds, these securities may present attractive income and capital appreciation opportunities going forward. We will continue to look for investments that our analysts believe represent stable to improving credit situations.


OUTLOOK

     After the solid returns of the past year, our expectations for the coming year are more balanced. On the positive side, investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds in general, and money market funds in particular, are up strongly. In addition, at the end of February, municipal yields were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush is adopted and the top federal income tax rate is lowered to 33%, taxable-equivalent yields on municipal bonds will still exceed comparable Treasury yields.

     With the U.S. economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term rates further in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand for California securities to remain strong, we also recognize that municipal supply is growing to meet the demand. In the first two months of 2001, California bond issuance was very strong, as mentioned previously; nationwide, the supply of new issues was running 40% ahead of last year's pace. In addition, the strong economy that boosted municipal borrowers' credit ratings over the past few years may be coming to an end, resulting in more mixed credit trends.

     We find many reasons to be constructive in our outlook for the California market but will wait for a clearer picture of the direction of the economy and the supply-and-demand balance in 2001.

Respectfully submitted,


Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 19, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Special Note
--------------------------------------------------------------------------------

At the end of the funds' fiscal year, Patrice L. Berchtenbreiter stepped down from managing the California Tax-Free Money Fund after a long career with T. Rowe Price, and Joseph K. Lynagh has replaced her as chairman of the fund's Investment Advisory Committee with day-to-day responsibility for managing the portfolio. Mr. Lynagh joined T. Rowe Price in 1991 and has worked in the Municipal Department since 1994. He was a member of the investment advisory committees of the money fund and other T. Rowe Price municipal funds before assuming his current role. Mr. Lynagh is a chartered financial analyst and has a master's degree in finance from Loyola College.


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics

                                                     8/31/00      2/28/01

California Tax-Free Money Fund
--------------------------------------------------------------------------------

Price Per Share                                         1.00         1.00

Dividends Per Share

  For 6 months                                         0.016        0.014

  For 12 months                                        0.029        0.030

Dividend Yield (7-Day Compound) *                       3.24%        2.35%

Weighted Average Maturity (days)                          42           47

Weighted Average Quality **                          First Tier   First Tier


California Tax-Free Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                        10.58        10.82

Dividends Per Share
  For 6 months                                          0.27         0.26

  For 12 months                                         0.53         0.53

30-Day Dividend Yield *                                 4.99%        4.81%


30-Day Standardized Yield to Maturity                   4.67         4.26

Weighted Average Maturity (years)                       16.8         17.5

Weighted Average Effective Duration (years)              7.7          7.8

Weighted Average Quality ***                             AA-          AA-

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Sector Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                     8/31/00      2/28/01

California Tax-Free Money Fund
--------------------------------------------------------------------------------

Housing Finance Revenue                                   11%          15%

Water and Sewer Revenue                                   11           14

Hospital Revenue                                           6           13

General Obligations - Local                               16           12

Lease Revenue                                              8           11

Educational Revenue                                       10           10

Prerefunded Bonds                                          2            8

Air and Sea Transportation Revenue                         1            3

Ground Transportation Revenue                              2            3

General Obligations - State                                7            2

All Other                                                 18            5

Other Assets Less Liabilities                              8            4
--------------------------------------------------------------------------------

Total                                                    100%         100%

California Tax-Free Bond Fund
--------------------------------------------------------------------------------

Dedicated Tax Revenue                                     14%          13%

Lease Revenue                                             12           13

Water and Sewer Revenue                                    7            9

Housing Finance Revenue                                    8            9

General Obligations - Local                                9            9

Air and Sea Transportation Revenue                         7            8

Prerefunded Bonds                                          8            7

Educational Revenue                                        6            6

General Obligations - State                                9            6

Escrowed To Maturity                                       5            5

Hospital Revenue                                           4            4

Electric Revenue                                           3            2

All Other                                                  8            9

Other Assets Less Liabilities                              --           --
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

California Tax-Free Money Fund
--------------------------------------------------------------------------------

                  Lipper
                  California
                  Tax-Exempt                         California
                  Money Money                        Tax-Free
Date              Funds Average                      Money Fund


2/28/91           10000                              10000
2/29/92           10382                              10355
2/28/93           10636                              10594
2/28/94           10849                              10798
2/28/95           11132                              11073
2/29/96           11498                              11432
2/28/97           11834                              11760
2/28/98           12194                              12114
2/28/99           12522                              12435
2/29/00           12840                              12748
2/28/01           13238                              13140

California Tax-Free Bond Fund
--------------------------------------------------------------------------------

                  Lehman                    Lipper
                  Brothers                  California
                  Municipial                Municipal                California
Date              Bond Index                Debt Funds               Tax-Free
Date              Index                     Average                  Bond Fund



2/28/91           10000                     10000                    10000
2/29/92           10999                     10948                    11005
2/28/93           12513                     12482                    12591
2/28/94           13205                     13180                    13267
2/28/95           13454                     13233                    13478
2/29/96           14940                     14636                    14864
2/28/97           15763                     15355                    15703
2/28/98           17204                     16814                    17164
2/28/99           18262                     17771                    18186
2/29/00           17882                     16936                    17651
2/28/01           20088                     19137                    19867

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 2/28/01         1 Year      3 Years      5 Years     10 Years

  California Tax-Free Money F    3.08%        2.75%        2.82%        2.77%

  California Tax-Free Bond Fu   12.55         5.00         5.97         7.11

Investment return represents past performance and will vary. Shares of the Bond Fund may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------



Financial Highlights           For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning of period         1.000      1.000      1.000   $  1.000   $  1.000

Investment activities
  Net investment income
  (loss)                    0.030*     0.025*     0.026*     0.030*     0.028*

Distributions
  Net investment
  income                   (0.030)    (0.025)    (0.026)    (0.030)    (0.028)

NET ASSET VALUE
End of period               1.000      1.000      1.000      1.000    $1 .000


Ratios/Supplemental Data

Total return(diamond)        3.08%*     2.51%*     2.65%*     3.01%*     2.87%*

Ratio of total expenses
to average net assets        0.55%*     0.55%*     0.55%*     0.55%*     0.55%*

Ratio of net investment
income (loss) to average
net assets                   3.04%*     2.48%*     2.62%*     2.98%*     2.82%*

Net assets, end of period
(in thousands)            101,038    108,219    102,346     92,406     82,210


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/01.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------



Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          2/28/01    2/29/00    2/28/99    2/28/98    2/28/97

NET ASSET VALUE
Beginning of period         10.11      10.96      10.88   $  10.47   $  10.45

Investment activities
  Net investment income      0.53       0.52       0.52       0.54       0.55
  Net realized and
  unrealized gain (loss)     0.71      (0.84)      0.11       0.41       0.02

  Total from
  investment activities      1.24      (0.32)      0.63       0.95       0.57

Distributions
  Net investment income     (0.53)     (0.52)     (0.52)     (0.54)     (0.55)

  Net realized gain             -      (0.01)     (0.03)         -          -

  Total distributions       (0.53)     (0.53)     (0.55)     (0.54)     (0.55)

NET ASSET VALUE
End of period               10.82      10.11      10.96      10.88   $  10.47

Ratios/Supplemental Data

Total return(diamond)       12.55%     (2.94)%     5.95%      9.31%     5 .64

Ratio of total expenses
to average net assets        0.54%      0.56%      0.58%      0.58%     0 .62

Ratio of net investment
income (loss) to average
net assets                   5.04%      4.99%      4.80%      5.09%     5 .29

Portfolio turnover rate      37.7%      40.8%      27.2%      35.0%      47.3%

Net assets, end of period
(in thousands)            237,776    211,898    226,001    195,100    160,813


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
                                                             February 28, 2001

Statement of Net Assets                                     Par         Value
--------------------------------------------------------------------------------
                                                               In thousands

CALIFORNIA  94.0%

Alameda County, GO, TRAN, 5.00%, 7/2/01            3,000               3,007

California, GO
       VRDN (Currently 2.92%) (FGIC Insured)       1,000               1,000
       4.50%, 8/1/01                                 150                 150

     TECP, 1.95%, 4/4/01                           1,000               1,000

     TECP, 7.00%, 6/1/01                             200                 202

California Community Dev. Auth., Sunrise Danville
       VRDN (Currently 2.70%)
       (FNMA Guaranteed) *                         3,765               3,765

California Dept. Water of Resources, 5.50%           500                 507

California EFA
     California Institute of Technology
       VRDN (Currently 2.40%)                        500                 500

     Pepperdine Univ., VRDN (Currently 2.60%)      2,000               2,000

     Stanford Univ., VRDN (Currently 1.95%)        3,000               3,000

California HFFA
     Pooled Loan Program
       VRDN (Currently 2.00%) (FGIC Insured)       1,500               1,500

     Santa Barbara Cottage Hosp.
       VRDN (Currently 2.65%)                      2,900               2,900

California Housing Fin. Agency
     Home Mortgage
       VRDN (Currently 1.90%)(FSA Insured) *       1,000               1,000

       VRDN (Currently 1.95%)(MBIA Insured) *      1,000               1,000

       VRDN (Currently 2.10%)(FSA Insured) *         500                 500

       3.90%, 10/1/01 (MBIA Insured) *             1,000               1,000

       4.05%, 6/1/01 *                             1,400               1,400

California State Univ. Institute, TECP, 2.         2,000               2,000

Dublin San Ramon Service Dist.
       VRDN (Currently 2.80%) (MBIA Insured)       3,000               3,000

Eastern Municipal Water Dist., Water & Sewer, COP
       6.50%, 7/1/20 (FGIC Insured)
       (Prerefunded 7/1/01!)                         300                 309

Fresno, Trinity Health Credit, VRDN
       (Currently 2.65%)                           5,000               5,000

Fresno County, GO, TRAN, 5.00%, 7/2/01             2,000               2,005

Glendale, Police Building, VRDN
       (Currently 2.50%)                           1,500               1,500

Golden Gate Bridge Highway & Transportation
     TECP, 2.00%, 6/8/01                           1,000               1,000

Grand Terrace Community Redev. Agency,
     Mt. Vernon Villas
       VRDN (Currently 1.85%)                      3,000               3,000

Long Beach Harbor, 7.20%, 5/15/01                  1,000               1,007

Los Angeles, GO
       VRDN (Currently 2.87%) (FGIC Insured)       1,250               1,250
       7.50%, 9/1/01 (MBIA Insured)                   50                  51

Los Angeles County Metropolitan
     Transportation Auth.
       5.50%, 7/1/01 (MBIA Insured)                  500                 503

     Sales Tax
       6.75%, 7/1/18 (FGIC Insured)
       (Prerefunded 7/1/01!)                         525                 540

       6.90%, 7/1/21 (Prerefunded 7/1/01!)         1,125               1,158

Los Angeles County Pension, GO
       VRDN (Currently 1.80%)
       (AMBAC Insured)                             1,700               1,700

Los Angeles County Transportation Commission
       6.60%, 7/1/05 (Prerefunded 7/1/01!)           100                 103

       6.70%, 7/1/06 (Prerefunded 7/1/01!)           500                 514

       6.75%, 7/1/11 (Prerefunded 7/1/01!)           700                 723

       6.75%, 7/1/20 (Prerefunded 7/1/01!)           250                 258

Los Angeles Dept. of Water & Power, Waterworks
     TECP, 3.75%, 5/17/01                          2,000               2,000

Los Angeles Unified School Dist., GO,
       TRAN, 5.25%, 10/3/01                          150                 151

Metropolitan Water Dist. of Southern California
     GO, 5.00%, 3/1/01                             1,000               1,000
       VRDN (Currently 2.45%)                      3,500               3,500

Newport Beach, Hoag Memorial Hosp.
       VRDN (Currently 1.55%)                      2,000               2,000

       VRDN (Currently 1.90%)                      1,500               1,500

Oakland, COP, VRDN (Currently 1.90%)               3,630               3,630

Oakland Joint Powers Fin. Auth.
       VRDN (Currently 2.35%) (FSA Insured)          500                 500

Orange County Airport,
       4.90%, 7/1/01 (MBIA Insured) *                910                 913

Orange County Sanitation Dist.
       6.75%, 8/1/13 (FGIC Insured)
       (Prerefunded 8/1/01!)                         200                 206

Port of Oakland, 4.60%, 11/1/01 (MBIA Insured) *     200                 201

San Bernardino County, COP
       6.25%, 8/1/19 (Prerefunded 8/1/01!)         1,000               1,014

       6.75%, 8/1/10 (Prerefunded 8/1/01!)         1,000               1,036

San Diego County, COP, San Diego Museum of Art
       VRDN (Currently 2.55%)                      1,000               1,000

San Diego Housing Auth.
       VRDN (Currently 2.45%) (FHLMC Guaranteed    3,000               3,000

San Diego Unified School Dist.,
       TRAN, 5.25%, 10/4/01                          150                 151

San Francisco Bay, Sales Tax
       VRDN (Currently 2.87%) (FGIC Insured)       1,000               1,000

San Francisco Bay Area Trust Fin. Auth.,
     TECP, 2.75%, 3/22/01                          2,000              2 ,000

San Francisco City & County Airports Commission

       6.35%, 5/1/01 (MBIA Insured)                1,360               1,366

San Francisco City & County, GO
     Ed. Fac. Unified School Dist., 5.00%, 6/15      250                 251

San Francisco City & County Fin., Moscone Center
      Expansion
       VRDN (Currently 2.45%) (AMBAC Insured)      5,000               5,000

Santa Clara Electric, VRDN (Currently 2.50%)
       (AMBAC Insured)                               910                 910

Santa Clara/El Camino Hosp. Dist., Valley Medical Center
       VRDN (Currently 2.50%)                        390                 390

Southern California Public Power Auth.
       VRDN (Currently 1.80%) (AMBAC Insured)      1,100               1,100

Stanislaus County, GO, TRAN, 4.25%, 11/14/         2,000               2,007

Tulare County, GO, TRAN, 4.50%, 11/14/01           1,000               1,005

Univ. of California
       VRDN (Currently 2.87%) (MBIA Insured)       2,100               2,100

       4.30%, 9/1/01 (MBIA Insured)                  140                 141

       4.50%, 9/1/01                                 480                 481

West Basin Municipal Water Dist.,
       VRDN (Currently 1.75%)                      5,400              5 ,400

Total California (Cost $95,005)                                       95,005

PUERTO RICO  2.3%

Puerto Rico Electric Power Auth.
       6.75%, 7/1/05 (Prerefunded 7/1/01!)           145                 149

       7.00%, 7/1/11 (Prerefunded 7/1/01!)           190                 196

       7.00%, 7/1/21 (Prerefunded 7/1/01!)         1,415               1,459

Puerto Rico Telephone Auth.

       6.125%, 1/1/22 (Prerefunded 1/1/02!)          450                 465

Total Puerto Rico (Cost  $2,269)                                        2,269


Total Investments in Securities

96.3% of Net Assets (Cost $97,274)                                    97,274

Other Assets Less Liabilities                                          3,764


NET ASSETS                                                           101,038
                                                                     -------

Net Assets Consist of:

Accumulated net investment income - net ofxdistributions                   4

Accumulated net realized gain/loss - net ox distributions                (54)

Paid-in-capital applicable to 101,092,034 no par value shares of beneficial interest outstanding; unlimited number of shares
authorized                                                           101,088


NET ASSETS                                                           101,038
                                                                     -------

NET ASSET VALUE PER SHARE                                               1.00


*        Interest subject to alternative minimum tax
!        Used in determining portfolio maturity
AMBAC    AMBAC Indemnity Corp.
COP      Certificates of Participation
EFA      Educational Facility Authority
FGIC     Financial Guaranty Insurance Company
FHLMC    Federal Home Loan Mortgage Corporation
FNMA     Federal National Mortgage Association
FSA      Financial Security Assurance Corp.
GO       General Obligation
HFFA     Health Facility Financing Authority
MBIA     Municipal Bond Investors Assurance Corp.
TECP     Tax-Exempt Commercial Paper
TRAN     Tax Revenue Anticipation Note
VRDN     Variable Rate Demand Note

T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 2001

Statement of Net Assets                                        Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

CALIFORNIA  96.6%

Anaheim PFA, Public Improvements
       5.00%, 9/1/27 (FSA Insured)                 2,435               2,378

Antioch PFA, 5.85%, 9/2/15                         2,470               2,534

Brea PFA, Tax Allocation, 6.75%, 8/1/22
       (MBIA Insured)                              1,435               1,482

California, GO
       VRDN (Currently 2.92%) (FGIC Insured)         500                 500
       5.00%, 3/1/23                               2,000               1,956

       5.00%, 8/1/29 (MBIA Insured)                2,000               1,941

       5.375%, 6/1/26 (FGIC Insured)               1,500               1,527

       5.50%, 5/1/22                               3,000               3,108

       5.625%, 5/1/22                              2,000               2,102

       5.625%, 5/1/26                              2,000               2,092

       6.40%, 2/1/20 *                             1,225               1,227

California Community Dev. Auth.,
     United Airlines
       5.70%, 10/1/34 *                            2,000               2,030

California Dept. of Veteran Affairs,
     Home Purchase
       5.50%, 12/1/19 *                            2,000               2,018

California Dept. of Water Resources
     Central Valley
       4.75%, 12/1/24                              2,690               2,512

       7.00%, 12/1/11                              1,730               2,153

       7.00%, 12/1/12                              1,000               1,252

California EFA
     Loyola Marymount, Zero Coupon
                  10/1/13 (MBIA Insured)           4,755               2,501

     Stanford Univ., 5.25%, 12/1/26                2,000               2,023

     Univ. of Southern California,
       5.50%, 10/1/27                              3,545               3,673

California HFA., Sutter Health, 6.25%,
       8/15/31                                     2,000               2,120

California HFFA
       VRDN (Currently 1.9%) (MBIA Insured)          600                 600

     Cedars Sinai Medical Center
       6.125%, 12/1/19                             2,000               2,134

     Pomona Valley Hosp.
       5.75%, 7/1/15 (MBIA Insured)                1,800               1,951

     Santa Barbara Cottage Hosp.
       VRDN (Currently 2.65%)                        260                 260

California Housing Fin. Agency
       6.70%, 8/1/15                               1,100               1,142

     Home Mortgage
       Zero Coupon, 2/1/32 (MBIA Insured) *        5,000                 779

       5.80%, 2/1/19 (AMBAC Insured) *             1,470               1,544

       5.85%, 8/1/16 (MBIA Insured)                1,970               2,094

       6.15%, 8/1/16 *                             1,000               1,048

       6.70%, 8/1/25 *                               455                 471

       6.85%, 8/1/17                               3,015               3,091

       7.25%, 8/1/17                                 585                 599

California Infrastructure & Economic Dev. Bank
     Scripps Research Institute, 5.75%, 7/1/30     1,000               1,049

California Pollution Control Fin. Auth., PCR
     Laidlaw Environmental, 6.70%, 7/1/07 *+       1,000                  29

     Shell Oil, VRDN (Currently 1.50%) *             300                 300

     USA Waste Services, 5.00%, 6/1/18             2,100               2,007

California Public Works Board
     Dept. of Corrections
       6.875%, 11/1/14
       (Prerefunded 11/1/04!)                      1,000               1,135

     Univ. of California
       5.50%, 6/1/14                               2,000               2,217

       6.40%, 12/1/16 (AMBAC Insured)
       (Prerefunded 12/1/02!)                      1,000               1,075

California Statewide Community Dev. Auth.
     The Internext Group, 5.375%, 4/1/17           2,500               2,392

Castaic Lake Water Agency
     Water System Improvement
       5.125%, 8/1/30 (AMBAC Insured)              2,000               1,981

       7.00%, 8/1/12 (MBIA Insured)                1,000               1,247

       7.00%, 8/1/13 (MBIA Insured)                1,700               2,132

Castaic Union School Dist., GO
       Zero Coupon, 5/1/18 (FGIC Insured)          5,175               2,139

Central Coast Water Auth., State Water
     Project Regional Fac.
       6.60%, 10/1/22 (AMBAC Insured)
       (Prerefunded 10/1/02!)                      1,000               1,073

Chaffey California Union High School Dist., GO
       5.00%, 8/1/25 (FGIC Insured)                1,750               1,716

Chula Vista, Sub-Gateway Town Center
       7.50%, 1/1/32*                              4,500               4,267

Corona Redev. Agency, Tax Allocation
       6.25%, 9/1/13 (FGIC Insured)                1,000               1,100

Coronado Community Dev., 5.60%, 9/1/30
       (MBIA Insured)                              2,000               2,094

Dry Creek Joint Elementary School Dist., GO
       Zero Coupon, 8/1/13 (FSA Insured)           1,300                 728

       Zero Coupon, 8/1/14 (FSA Insured)           1,340                 707

East Palo Alto Redev. Agency, Univ. Circle Gateway
       6.625%, 10/1/29                             1,500               1,590

Fontana Unified School Dist., GO
       Zero Coupon, 7/1/16 (MBIA Insured)          2,350               1,095

Foothill / Eastern Transportation Corridor Agency
     California Toll Road
       Zero Coupon, 1/1/07
       (Escrowed to Maturity)                      1,000                 899

       Zero Coupon, 1/1/17
       (Escrowed to Maturity)                      4,000               1,807

       Zero Coupon, 1/1/25
       (Escrowed to Maturity)                        850                 240

       Zero Coupon, 1/1/27
       (Escrowed to Maturity)                      1,910                 483

       Zero Coupon, 1/1/29
       (Escrowed to Maturity)                      8,335               1,885

       5.00%, 1/1/35 (MBIA Insured)                4,495               4,328

Inglewood Redev. Agency, Century Redev.
       6.125%, 7/1/23                              1,780               1,808

       6.125%, 7/1/23 (Prerefunded 7/1/03!)        1,020               1,097

Inland Empire Solid Waste Fin. Auth.
     Landfill Improvement Project
       6.25%, 8/1/11 (FSA Insured)
       (Escrowed to Maturity) *                    1,000               1,139

Intermodal Container Transfer Fac.
     Intermodal Container
       5.75%, 11/1/14 (AMBAC Insured)              1,500               1,710

Irvine Public Fac. & Infrastructure Auth.
       VRDN (Currently 2.50%)                        910                 910

Irvine Ranch Water District, GO
       VRDN (Currently 1.65%)                      1,000               1,000

Jefferson Union High School Dist., GO
       6.45%, 8/1/25 (MBIA Insured)                1,250               1,512

       6.45%, 8/1/29 (MBIA Insured)                1,000               1,220

Kern County Union High School Dist., GO
       7.00%, 8/1/10 (MBIA Insured)
       (Escrowed to Maturity)                      1,000               1,223

Long Beach Harbor
       5.25%, 5/15/23 *                            3,000               2,972

       6.00%, 5/15/17 (FGIC Insured) *             1,000               1,130
Los Angeles County
     Marina del Rey, COP
       6.50%, 7/1/08                               1,000               1,057

Los Angeles Dept. of Water & Power, Waterworks
       5.125%, 7/1/41                              3,000               2,913

       6.40%, 5/15/28                              2,000               2,046

Los Angeles Harbor Dept.
       6.50%, 8/1/25 (Prerefunded 8/1/02!)         1,000               1,065

       6.625%, 8/1/19 *                            2,500               2,632

       7.60%, 10/1/18 (Escrowed to Maturity)       3,215               4,106

Los Angeles County Metropolitan
     Transportation Auth., Sales Tax
       6.00%, 7/1/26
       (MBIA Insured) (Prerefunded 7/1/06!)        2,000               2,250

Los Angeles County Public Works Fin. Auth., Rowland Heights
       5.50%, 10/1/18 (FSA Insured)                1,500               1,637

Los Angeles Unified School Dist., GO
       5.375%, 7/1/25 (FGIC Insured)               1,500               1,537

Metropolitan Water Dist. of Southern California
       VRDN (Currently 1.45%)                        200                 200

       VRDN (Currently 2.45%)                      1,200               1,200

Midpeninsula Regional Open Space Auth.
     Capital Appreciation
       Zero Coupon, 8/1/18 (AMBAC Insured)         3,500               1,277

       5.90%, 9/1/14 (AMBAC Insured)               1,250               1,351

Modesto Irrigation Dist. Fin. Auth., Geysers
       6.00%, 10/1/15 (MBIA Insured)               1,500               1,640

Mojave Water Agency, Morongo Basin, GO
       5.75%, 9/1/15 (FGIC Insured)                2,000               2,155

Newport Beach, Hoag Memorial Hosp.
       VRDN (Currently 1.55%)                      2,300               2,300

       VRDN (Currently 1.65%)                        600                 600

Orange County, Recovery, COP
       6.00%, 7/1/26 (MBIA Insured)                2,820               3,055

       8.725%, 7/1/19 (MBIA Insured)               6,000               6,787

Orange County Transportation Auth.
     Sales Tax, 6.00%, 2/15/09
       (AMBAC Insured)                               750                 854
Orchard School Dist.
       6.50%, 8/1/19 (FGIC Insured)
       (Prerefunded 8/1/05!)                       1,000               1,139

Pasadena Parking Fac., GO, 6.25%, 1/1/18           3,000               3,471

Placentia PFA, 6.60%, 9/1/15                         1,000             1,025

Placer County Water Agency
     Capital Improvement Project
       5.50%, 7/1/29 (AMBAC Insured)               1,750               1,811

Pomona Unified School Dist., GO
       6.15%, 8/1/15 (MBIA Insured)                1,000               1,154

Port of Oakland, 5.75%, 11/1/29
       (FGIC Insured) *                            5,000               5,258

Poway Community Fac. Dist., 6.75%,
       8/15/15                                       800                 864

Riverside County, Desert Justice Fac., COP
       6.00%, 12/1/12 (MBIA Insured)
       (Prerefunded 12/1/04!)                      1,000               1,097

Riverside County PFA, 5.625%, 10/1/33              3,400               3,312

Sacramento County Public Fac., Coroner Crime
     Lab., COP
       6.375%, 10/1/14 (AMBAC Insured)             1,000               1,105

Sacramento Fin. Auth.
       5.00%, 11/1/14                              2,000               2,105

       5.40%, 11/1/20                              6,000               6,229

     Capital Improvement, 5.625%, 6/1/30           1,350               1,409

Saddleback Valley Unified School Dist., PFA
     Special Tax
       Zero Coupon, 9/1/19 (FSA Insured)           2,370                 899

       6.00%, 9/1/15 (FSA Insured)                 1,375               1,596

San Francisco City and County
     Int'l. Airport
       6.30%, 5/1/25 (FGIC Insured) *              1,000               1,049

       6.50%, 5/1/18 (AMBAC Insured) *             4,000               4,334

     Fin. Corp.
     Moscone Center Expansion
       VRDN (Currently 2.45%) (AMBAC Insured)      1,500               1,500

San Jose Multifamily Housing
     El Parador Apartments, 6.10%, 1/1/31 *        1,795               1,855

     Helzer Courts Apartments, 6.40%, 12/1/41 *    1,000                 953

Santa Ana Housing Auth.
       Villa Del Sol Apartments, 5.65%, 11/1/21    1,000               1,028

Santa Clara, Electric
       6.25%, 7/1/19 (MBIA Insured)
       (Prerefunded 7/1/01!)                       2,000               2,061

Santa Clara County Fin. Auth., VMC Fac.
       7.75%, 11/15/11 (AMBAC Insured)             1,000               1,308

Santa Clara Redev. Agency, Bayshore North Project
       7.00%, 7/1/10 (AMBAC Insured)               3,000               3,597

Santa Margarita / Dana Point Auth.
       7.25%, 8/1/10 (MBIA Insured)                1,000               1,247

South Orange County PFA, 7.00%, 9/1/07
       (MBIA Insured)                              2,000               2,358

Southern California Public Power Auth.
       6.75%, 7/1/10                               2,100               2,492

       6.75%, 7/1/12                               1,700               2,044

Torrance, Little Co. of Mary Hosp.
       6.875%, 7/1/15 (Escrowed to Maturity)       1,160               1,234

Tri-City Hosp. Dist.
       7.50% 2/1/17 (MBIA Insured)
       (Prerefunded 2/1/02!)                       2,000               2,118

Tulare County, Capital Improvement, COP
       6.00%, 2/15/16 (MBIA Insured)
       (Prerefunded 2/15/06!)                      1,000               1,126

Turlock Irrigation Dist., 6.00%, 1/1/20            2,500               2,502

Union Elementary School Dist., GO
       Zero Coupon, 9/1/14 (FGIC Insured)          3,665               1,926

Univ. of California
       VRDN (Currently 2.87%) (MBIA Insured)       2,000           $   2,000

       5.00%, 9/1/22                               4,000               3,943

West Basin California Municipal Water Dist.
     Phase II Recycled Water Project
       VRDN (Currently 1.75%)                      1,600               1,600

Total California (Cost $215,876)                                     229,689

PUERTO RICO  2.9%

Puerto Rico Ind., Tourist, Ed., Medical &
Environmental Fac. Hosp. de la Concepcion,
       6.375%, 11/15/15                              500                 565

     Medical & Environmental Fac., Cogen Fac.
       6.625%, 6/1/26 *                            1,000               1,053

     Children Trust Fund, 5.75%, 7/1/09            2,000               2,122

Puerto Rico Commonwealth Infrastucture Fin. Auth.
       5.50%, 10/1/20                              2,000               2,129

Puerto Rico Electric Power Auth.
       7.00%, 7/1/21 (Prerefunded 7/01/01!)        1,000               1,033

Total Puerto Rico (Cost  $6,614)                                       6,902


Total Investments in Securities
99.5% of Net Assets (Cost  $222,490)                               $ 236,591

Other Assets Less Liabilities                                          1,185

NET ASSETS                                                         $ 237,776
                                                                     -------


Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions          $  (1,238)

Net unrealized gain (loss)                                            14,101

Paid-in-capital applicable to 21,980,681 no par value shares of beneficial interest outstanding; unlimited number of shares
authorized                                                           224,913

NET ASSETS                                                        $  237,776
                                                                     -------

NET ASSET VALUE PER SHARE                                         $    10.82


*        Interest subject to alternative minimum tax
!        Used in determining portfolio maturity
+        Non-income producing
AMBAC    AMBAC Indemnity Corp.
COP      Certificates of Participation
EFA      Educational Facility Authority
FGIC     Financial Guaranty Insurance Company
FSA      Financial Security Assurance Corp.
GO       General Obligation
HFA      Health Facility Authority
HFFA     Health Facility Financing Authority
MBIA     Municipal Bond Investors Assurance Corp.
PCR      Pollution Control Revenue
PFA      Public Facility Authority
VRDN     Variable Rate Demand Note


T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                               Money Fund          Bond Fund
                                                    Year                Year
                                                   Ended               Ended
                                                 2/28/01             2/28/01

     Investment Income (Loss)

     Interest income                             $ 3,689            $ 12,511

     Expenses
       Investment management                         351                 933

       Custody and accounting                         88                 104

       Shareholder servicing                          82                 132

       Prospectus and shareholder reports             13                  20

       Legal and audit                                12                  12

       Trustees                                        6                   6

       Registration                                    2                   2

       Miscellaneous                                  13                   4


       Total expenses                                567               1,213

       Expenses paid indirectly                       (4)                 (8)

       Net expenses                                  563               1,205

     Net investment income (loss)                  3,126              11,306

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)

     Securities                                       20                 903

       Futures                                         -                  18

       Net realized gain (loss)                       20                 921

     Change in net unrealized gain or loss
     on securities                                                    14,263

     Net realized and unrealized gain (loss)          20              15,184

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                      $ 3,146            $ 26,490
                                                 -------            --------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousoands                Money Fund   Bond Fund

                                 Year         Year
                                Ended        Ended
                               2/28/01      2/29/00      2/28/01      2/29/00

Increase (Decrease) in
  Net Assets

Operations
Net investment income (loss)  $ 3,126      $ 2,505     $ 11,306     $ 11,058
  Net realized gain (loss)         20            8          921       (1,973)

  Change in net
  unrealized
  gain or loss                   --           --         14,263      (16,110)

  Increase (decrease) in
  net assets from operations    3,146        2,513       26,490
                                                                      (7,025)

Distributions to shareholders
  Net investment income        (3,126)      (2,505)     (11,326)     (11,058)

  Net realized gain              --           --           --           (209)

  Decrease in net assets
  from distributions           (3,126)      (2,505)     (11,326)     (11,267)

Capital share transactions *
  Shares sold                  79,952       98,632       39,337       53,047

  Distributions reinvested      2,947        2,350        7,142        7,557

  Shares redeemed             (90,100)     (95,117)     (35,765)      (56,415)

  Increase (decrease) in
  net assets from capital
  share transactions           (7,201)       5,865       10,714        4,189

Net Assets
Increase (decrease)
during period                  (7,181)       5,873       25,878      (14,103)

Beginning of period           108,219      102,346      211,898      226,001

End of period                $101,038     $108,219     $237,776     $211,898
                             --------     --------     --------     --------

*Share information
  Shares sold                  79,952       98,632        3,752        5,040

  Distributions reinvested      2,947        2,350          681          724

  Shares redeemed             (90,100)     (95,117)      (3,410)      (5,418)

  Increase (decrease)
  in shares outstanding        (7,201)       5,865        1,023          346


The accompanying notes are an integral part of these financial statements.


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
                                                             February 28, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on September 15, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal and California state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade California municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation

     Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts

     Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     In November 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide-Audits of Investment Companies (the guide), which will be adopted by the fund as of March 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, the funds will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the funds' net assets or results of operations.

     Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts

     During the year ended February 28, 2001, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $86,051,000 and $80,427,000 respectively, for the year ended February 28, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. In 2001, the Money Fund utilized $19,000 of capital loss carryforwards for federal income tax purposes. As of February 28, 2001, the Money Fund has $54,000 of capital loss carryforwards, all of which expires in 2003. In 2001, the Bond Fund utilized $206,000 of capital loss carryforwards for federal income tax purposes. As of February 28, 2001, the Bond Fund has $1,124,000 of capital loss carryforwards, all of which expires in 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     Undistributed net investment income                        5,000
     Undistributed net realized gain                          (55,000)
     Paid-in-capital                                           50,000

     At February 28, 2001, the costs of investments for the Money and Bond Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $97,274,000 and $222,490,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $14,101,000 at period-end, of which $15,527,000 related to appreciated investments and $1,426,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $23,000 and $76,000 were payable at February 28, 2001, by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2001, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $78,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2001. At February 28, 2001, unaccrued fees aggregate $158,000.

     In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $132,000 and $172,000, respectively, for the year ended February 28, 2001, of which $12,000 and $15,000, respectively, were payable at period-end.


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of California Tax-Free Money Fund and California Tax-Free Bond Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Free Money Fund and California Tax-Free Bond Fund (comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     March 19, 2001


T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 2/28/01
--------------------------------------------------------------------------------

Investment Services and Information

     We are providing this information as required by the Internal REvenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The Money Fund's and Bond Fund's distributions to shareholders included $3,120,000 and $11,286,000, respectively which qualified as exempt-interest dividends.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(registered trademark) and the
T. Rowe  Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.C05-050  2/28/01